UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 16, 2007
                                 --------------
                Date of Report (Date of Earliest Event Reported)

                              THE FINOVA GROUP INC.
                              ---------------------
                 (Exact Name of Registrant Specified in Charter)


          Delaware                       1-11011                 86-0695381
          --------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



8320 N. Hayden Road, Suite C112, Scottsdale Arizona                   85258
---------------------------------------------------                   -----
     (Address of Principal Executive Offices)                       (Zip Code)

                                 (480) 624-4988
                                 --------------
                         (Registrant's Telephone Number)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

Reference is made to the Registrant's prior disclosure of litigation against the Registrant and its subsidiary, FINOVA Capital Corporation (the "Company"), with respect to the Thaxton Group Inc. and several related entities (collectively, the "Thaxton Entities") contained in the Registrant's Form 10-K for the fiscal year ended December 31, 2006, filed on March 22, 2007 (the "2006 10-K") and prior filings with the Securities and Exchange Commission.

On October 31, 2006, the Company entered into final documentation of the previously disclosed settlement of all outstanding claims in the litigation involving the Company and/or the Registrant and the Thaxton Entities, and the Official Committee of Unsecured Creditors of the Thaxton Entities (the "Thaxton Settlement").

On April 3, 2007, the Thaxton Entities plan of reorganization was approved by the bankruptcy court and on April 16, 2007, the Company received $83,675,245.31 from the Thaxton Entities as payment in full and settlement of all obligations of the parties pursuant to the Thaxton Settlement, which has been fully consummated.























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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 THE FINOVA GROUP INC.

Date: April 18, 2007                             By: /s/ Philip A. Donnelly
                                                     ----------------------
                                                     Philip A. Donnelly
                                                     Senior Vice President
                                                     General Counsel & Secretary

















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